                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)

                                    of the

                       Securities Exchange Act of 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              December 23, 1997

                   CARACO PHARMACEUTICAL LABORATORIES, LTD.
               ------------------------------------------------
               EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER

            Michigan                   0-24676              38-25-5723
   ----------------------------   -------------------   -------------------
   (STATE OR OTHER JURISDICTION   COMMISSION FILE NO.   IRS EMPLOYER ID NO.
    OF INCORPORATION)

                 1150 Elijah McCoy Drive, Detroit, MI  48202
                 -------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                 REGISTRANT'S TELEPHONE NO.:  (313) 871-8400


The Exhibit Index is located on page 3.
The total number of pages is 4.
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ITEM 5.  OTHER EVENTS.

        On December 19, 1997 Caraco Pharmaceutical Laboratories Ltd. announced the termination of its President. Additional details are set forth on the attached public announcement (EXHIBIT A).

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                    /s/ Allan J. Hammer
                                    -----------------------------------------
                                    Allan J. Hammer
                                    Chief Financial Officer
                                    (A duly authorized signatory
                                    of the Company)

DATED:  December 23, 1997

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                                EXHIBIT INDEX


Exhibit Table
   Number                               Exhibit                         Page
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    99          EXHIBIT A - Company's Press Release                      4
                 dated December 23, 1997